SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2013
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

28. SUBSEQUENT EVENTS

        Political and economic crisis in Ukraine—Subsequent to year end, key aspects of the Ukrainian economy continued to deteriorate. Opposing groups have organized protests in Kyiv and other regions of the country. A referendum on the status of Crimea was held on March 16, 2014 followed by Crimea's acceding to the Russian Federation on March 21, 2014. These protests and the related unrest have caused a deterioration of Ukraine's credit ratings and depreciation of the national currency. The political tension in Ukraine remains high and in case of further escalation, conflict or imposition of any sanctions applicable to the Group's operations could result in a negative impact on our business in Ukraine including on its financial position and results of operations, and such impact, if any, could be significant.

        Raising financing from Citibank Europe and Swedish Export Credit Corporation—On March 12, 2014, the Group entered in a credit facility agreement with Citibank Europe PLC and Swedish Export Credit Corporation for up to $300 million (RUB 10,920 million at the date of transaction). The credit facility will be used for the development of the Group's mobile networks through purchases of equipment from Ericsson. The facility will be made available in one tranche with maturity in July 2024. The interest rate is LIBOR + 0.9%. The amounts may be drawn by the Company over the next 12 months and will be linked to equipment purchases for the development of LTE networks.

        Depreciation of the Russian Ruble—During the period from December 31, 2013 to April 17, 2014, the Russian Ruble further depreciated by 10% and 11% against the U.S. Dollar and the Euro, respectively. Since a portion of the Group's capital expenditures, borrowings and certain operating costs are denominated in U.S. Dollars and Euros, this and any further devaluation could adversely affect the Group's results of operations in 2014. The Group would experience an estimated currency exchange loss of RUB 4.3 billion on its U.S. Dollar- and Euro- denominated net monetary liabilities as a result of a hypothetical 10% and 11% depreciation of the Russian Ruble against the U.S. Dollar and Euro at December 31, 2013, respectively. This sensitivity analysis includes only outstanding U.S. Dollar- and Euro- denominated monetary items.

        Repurchase of Notes—In March 2014, the Group repurchased part of MTS International Notes due 2020 with nominal value of USD 50.2 million (RUB 1,819 million at the date of transaction).

        Disposal of Business-Nedvizhimost—In April 2014, the Group sold a 49% stake in Business-Nedvizhimost to Sistema for cash consideration of RUB 3.1 billion to be paid by June 30, 2014. Before the disposal an ownership interest in Business-Nedvizhimost was held by MGTS-Nedvizhimost CJSC, a subsidiary of MGTS, and was accounted for by the Group using the equity method (Note 3).

        Raising financing from Sberbank—On April 11, 2014 the Group signed an agreement with Sberbank to open a non-revolving credit line for a total amount of RUB 20 billion. The credit line matures in July 2015 and bears an annual interest rate of 9.96%. The line will be used to support general corporate needs.

        Investigations into former operations in Uzbekistan—In March 2014, the Group received requests for the provision of information from the United States Securities and Exchange Commission and the United States Department of Justice relating to an investigation of the Group's former subsidiary in Uzbekistan (Note 4). As the aforementioned US government investigations are at an early stage, the Company cannot predict the outcome of the investigations, including any fines or penalties that may be imposed, and such fines or penalties could be significant.